The Royce Fund
Royce Global Select Fund

Supplement to the Prospectus
Dated May 1, 2006

        Effective December 15, 2006, David Nadel has been named Co-Portfolio Manager of Royce Global Select Fund (the "Fund"). Mr. Nadel and Co-Portfolio Manager W. Whitney George manage the assets of the Fund. Mr. Nadel has been employed by Royce & Associates, LLC since July 2006. Previously he was a Senior Portfolio Manager at Neuberger Berman Inc. (from 2004 to 2006) and a Senior Analyst at Pequot Capital Management Inc. (from 2001 to 2003).

December 15, 2006